Deferred consideration	12 Months Ended
Dec. 31, 2024
Deferred Consideration
Deferred consideration

16       Deferred consideration

	2024 £’000	2023 £’000	2022 £’000
Current
Opening provision at 1 January	–	–	–
On acquisition of licence	1,997	–	–
Payments	(274)	–	–
Interest expense	144	–	–
Foreign exchange	(23)	–	–
Deferred consideration	1,844	–	–
Less: non-current portion	1,306	–	–
Current portion	538	–	–

The Company is obligated to make quarterly payments to Emtora of $0.25 million less 75% of any research sales by Emtora until the handover trigger event occurs. The obligation meets the definition of a financial liability in accordance with IAS32 and is measured at fair value in accordance with IFRS9. Management have estimated the expected liability to be $3.1 million and the present value as $2.5 million.

This financial liability is measured on Level 3, the fair value is derived using a discounted cash flow approach. The discount rate applied to the obligation was 11.64% (2023: n/a).

A 1% increase or decrease in the discount rate would decrease or increase the liability by approximately £0.03 million (2023: n/a) and £0.03 million (2023: n/a), respectively. An increase in the liability would result in a loss in the revaluation of financial instruments, while a decrease would result in a gain.

There were no transfers between Level 1 and 2 in the period.